Domestic yield
Average jet fuel price per gallon
2000
2001
2002
2003
2004
2005
2006
2007
2008(e)

13.73¢
12.34¢
12.50¢
13.76¢
13.94¢
12.51¢
12.19¢
13.35¢
14.48¢
$2.83
$0.71
$0.86
$0.75
$1.97
$2.17
$1.73
$1.21
$0.90
0¢
10¢
20¢
30¢
40¢
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00 Yield Jet Fuel Price
The industry problem: Jet fuel
increases are outpacing fare increases
Source:  ATA and U.S. Energy Information Administration
Yield is trip length adjusted  (2000 base) in cents per revenue passenger mile
Exhibit 99.2

Alaska is well prepared to weather
another downturn
• Strong hedge portfolio
• Young, fuel-efficient, simple fleet
• Strong network of codeshare partners, poised to
benefit from Trans-Pac growth
• Good progress with cost reduction
• Conservative balance sheet with strong liquidity
• The PNW and Alaska may fare better economically
than other regions
• Management team committed to shareholder returns

Air Group has the second best hedge
position in the industry
Source: Public Data, Bloomberg. May not include recent changes by other airlines.
1 Totals are annualized or estimated from Jet or heating oil positions.
2 Values shown are crude oil equivalents.
Note: The information above is derived from information available at the time this slide was created. Although there may be some inaccuracies in the data for other carriers, management does not believe it would change the Company’s relative position.
1Q08
2008 2009
Hedged
$/BBL²
70% $51
50% $74
21%      $80
26% $90
24% $79
30% $82
25% $90
9%       $92
24%      $90
18% $93+
13% $90
Hedged
$/BBL²
55% $51
13% $83
- -
- -
- -
- -
6% $100
- -
9% $86
- -
- -
Southwest
Alaska
jetBlue¹
AirTran¹
American
US Airways¹
Frontier¹
Continental¹
Delta1
Northwest
United¹
Hedged
$/BBL²
75% $51
50% $67
35% $77
37% $90
35% $77
50% $78
22% $64
22% $90
24% $90
45% $88+
13% $92

An all-737 fleet by year-end
December 2008
737-800
46
737-700
20
737-900
12
737-400
38
All-737 Fleet
116 aircraft
17.5
15
13
12.8
10.8
10
9.4
7.6
4
3.1
0 3 6 9 12 15 18
Northwest
American
United
Delta
US Air
Continental
Southwest
Alaska 2009
AirTran
JetBlue
Average fleet age (years)
Source:  10K reports as of Dec. 31, 2007

Alaska’s aircraft are the most
fuel-efficient in operation today
• Alaska Domestic Mission Rules
• 1,000 statute miles
• Nominal fuel burn
• Pax/Bag weight = 220 lb
• 100% load factor
Source: The Boeing Company
Better
13.12
12.63
16.49
15.36
12.75
11.65
11.16
10.76
12.38
3
8
13
18
A319
122 seats
737-700W
124 seats
DC-9 140
125 seats
MD-80 140
seats
737-400
144 seats
A320
149 seats
737-800W
157 seats
737-900W
172 seats
757-200
182 seats

Fleet changes and hedges significantly
reduce fuel costs per ASM
Fuel cost per ASM
Fuel cost per ASM
oil @ $100 per barrel
oil @ $100 per barrel
2.9¢
4.6¢
2.4¢
4.2¢
3.9¢
Alaska 2005 Alaska 2008
Raw
Raw
Economic
Economic
Raw
Raw
w/2005
w/2005
fleet
fleet
Economic
Economic
Raw
Raw
in 2008
in 2008
Raw cost
increase = ~60%
Fleet changes = .4¢
(about $100 million)

Horizon’s fleet is being simplified Q200 28 Q200 28 69 aircraft CRJ 700 21 Q400 20 December 2006 68 aircraft August 2009 CRJ 700 20 Q400 48

Horizon’s aircraft are among
the most fuel-efficient
5.8
6.2
6.7
7.1
7.2
7.3
7.7
10.6
3
4
5
6
7
8
9
10
11
     Q400
76 seats
CRJ900
88 seats
      E190
99 seats
CRJ700
70 seats
    Q200
37 seats
CRJ200
50 seats
     E170
72 seats
    B1900
19 seats
• 400 statute miles
• 100% load factor
Source: Bombardier
Better
Fuel gallons per passenger

AmericanAirlines
DELTA
Continental Airlines
nwa
NORTHWEST AIRLINES

Era
Era Aviation, Inc.
PenAir

AIR FRANCE
KLM
LAN
QANTAS

BRITISH AIRWAYS
CATHAY PACIFIC

Strong partnerships position us well to capitalize on Trans-Pac growth Major Domestic Major Domestic International International International Mileage Plan Only Regionals Regionals

Source:  AAG revenue reports and APGDat.  Size of line indicated relative volume.
Los Cabos Los Cabos
Puerto Vallarta Puerto Vallarta
Manzanillo Manzanillo
Guadalajara Guadalajara
Orlando Orlando
Loreto Loreto
Mazatlan Mazatlan
Chicago Chicago
Mexico City Mexico City
Palm Springs Palm Springs
San Diego San Diego
Las Vegas Las Vegas
Phoenix Phoenix
Tucson Tucson
Cancun Cancun
La Paz La Paz
Vancouver Vancouver
Lihue Lihue Lihue
Honolulu Honolulu Honolulu
Miami Miami
Washington, D.C. Washington, D.C.
Boston Boston
New York New York
(Newark) (Newark)
Dallas/Ft Worth Dallas/Ft Worth
Denver Denver
Spokane Spokane
Reno Reno
Sacramento Sacramento
Boise Boise
San Jose San Jose
Oakland Oakland
Nome Nome
Barrow Barrow
Prudhoe Bay Prudhoe Bay
Kotzebue Kotzebue
Bethel Bethel
Dutch Dutch
Harbor Harbor
Sitka Sitka
Dillingham Dillingham
King Salmon King Salmon
Kodiak Kodiak
Fairbanks Fairbanks
Juneau Juneau
Petersburg Petersburg
Wrangell Wrangell
Anchorage Anchorage
Yakutat Yakutat
Glacier Bay/ Glacier Bay/
Cordova Cordova
Gustavus Gustavus
Adak Adak
Ketchikan Ketchikan
Partners drive additional revenue
Partners drive additional revenue
to AAG from international points;
to AAG from international points;
big opportunity in Asia
big opportunity in Asia
Japan/Asia Japan/Asia
Northwest Northwest
Cathay Cathay
Ontario Ontario
Burbank Burbank
Orange County Orange County
Long Beach Long Beach
Los Angeles Int'l Los Angeles Int'l
Seattle Seattle
Portland Portland
San Francisco Int'l San Francisco Int'l
Caribbean/South America Caribbean/South America
American American
Europe/Middle East/Africa Europe/Middle East/Africa
Northwest/KLM Northwest/KLM
Air France Air France
British British
South America South America
Lan Lan
Australia/New Zealand Australia/New Zealand
Qantas Qantas

Possible growth to Asia and Europe out of SEA with B787 Anchorage Anchorage Portland Portland Los Angeles Los Angeles International International Seattle Seattle Possible expansion out of LAX

We have a track record of
unit cost improvements
Alaska Airlines cost per ASM
excluding fuel
8.73¢
8.52¢
8.34¢
7.92¢
7.0¢
7.5¢
8.0¢
8.5¢
9.0¢
2001 2002 2003 2004 2005 2006
8.01¢
7.81¢
2007
Continuous
Improvement
7.50¢
2008
Estimate
7.50¢

14%
17%
18%
20%
21%
21%
23%
24%
24%
28%
29%
0% 10% 20% 30%
AirTran
Delta
United
American
Continental
Frontier
Alaska Air Group
US Airways Group
Northwest
Southwest
Jet Blue
We have a strong cash position and
multiple sources of additional liquidity
Cash as a % of Revenues
Q4 2007
Note: *Calculated using unrestricted cash and short-term investments at December 31, 2007 divided by revenue for the 12 months ended December 31, 2007.
Source:  Company earnings releases and 10Qs as of Q4 2007
Sources of additional
liquidity
• $185 million line of credit
facility
• $172 million maximum pre-
delivery payment facility
• Unencumbered aircraft,
including  B737-800s

The Pacific Northwest and Alaska may fare
better economically than other regions
-40%
-20%
0%
20%
2000 2001 2002 2003 2004 2005 2006 2007
Euro AUD GBP JPY CAD
USD to:
As the dollar continues
to lose ground…
Higher growth in real personal
income is expected
3.6%
1.6%
2.6%
3.2%
4.8%
2.8%
3.6%
4.0%
0%
2%
4%
6%
2007 2008 2009 2010
United States
State of Washington
Source: Economic and Revenue Forecast Council of the State of
Washington, Feb 2008
Real personal income growth forecasts
Housing prices are stable
0.5%
1.2%
-8.9%
-12%
-8%
-4%
0%
4%
US National
Index
Seattle Portland
Source: Standard % Poors/Case-Shiller Home Price Indices as of December 2007,
published Feb 2008
US Home Price Indices - Changes in December 2007
Washington exports stand to benefit
Washington State Export Data, 2007
5%
21%
64%
10%
Source: NAICS Export Data - Trade Stats Express Data
Transportation
Equipment
All other
Agriculture
Computers and
Electronics

3.4%
5.3%
7.9%
6.1%
0%
2%
4%
6%
8%
10%
2004 2005 2006 2007
AAG ROIC History from 2003 to 2007
Management and the Board are committed
to providing returns to capital providers
Adjusted for hedge MTM and unusual items

Alaska Air Group
Southwest
Northwest
Delta
Continental
AirTran
United
Jet Blue
American
US Airways Group

Alaska Air Group
Southwest
Continental
AirTran
Northwest
United
Delta
Jet Blue
American
US Airways Group

ALK shareholders have fared better
than shareholders at other carriers
since our initial stock repurchase
-31%
-44%
-46%
-59%
-23%
-33%
-26%
-24%
-15%
6%
-70%
-60%
-50%
-40%
-30%
-20%
-10%
0%
10%
Overall change in share price
Sept 13, 2007 through Feb 29, 2008
-42%
-51%
-61%
-70%
-37%
-42%
-41%
-41%
-20%
-20%
-70%
-60%
-50%
-40%
-30%
-20%
-10%
0%
10%
Overall change in share price
Sept 13, 2007 through Mar 12, 2008
Source: Bloomberg